                                                                    Exhibit 99.1

                            TRANSMITTAL OF QUARTERLY
                   POST CONFIRMATION REPORT WITH CERTIFICATION
                     FOR THE QUARTER ENDED: October 2, 2004


In re:  PHAR-MOR, INC., et al        )     Case No.:  01-44007 through 01-44015
                                     )
                                     )     Chapter 11
                                     )
                      Debtors        )     KAY WOODS,
                                     )     U.S. Bankruptcy Judge


Debtors, affirm that:

         1. The attached Chapter 11 Post Confirmation Report for the quarter ended October 2, 2004, which includes the Total Disbursement for Quarter, the Summary Amounts Distributed Under the Plan, and the Summary of Status on Consummation of Plan has been reviewed and the report as prepared fairly and accurately reflects the Debtors' complete disbursement/distribution activity and status for the period stated.

         2. The individual responsible for preparing the attached report was Martin S. Seekely whose title is Chief Financial Officer. Any questions regarding the attached report should be directed to Martin S. Seekely at telephone number (330) 740-2920.

         3. The Debtors are in compliance with the provisions of the confirmed Chapter 11 Plan except as listed below:

                           None

         4. The undersigned is authorized to file this report on behalf of the Debtors.

IT IS CERTIFIED HEREBY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                          DEBTORS:

         Dated:   October 18, 2004        By:
                                              ----------------------------------
                                              Martin S. Seekely
                                              Chief Financial Officer

                       CHAPTER 11 POST CONFIRMATION REPORT
                        FOR QUARTER ENDED October 2, 2004


Debtor:  PHAR-MOR, INC. et al             Case No.:  01-44007 through 01-44015

Total Disbursements for Quarter
-------------------------------

All disbursements made by the Debtor during the current quarter, whether under the plan or not, must be accounted for and reported herein for the purposes of calculating quarterly fees.

                                          Total Disbursements:     $ 2,341,885

Summary of Amounts Distributed Under the Plan:
---------------------------------------------

                                           Current Quarter       Paid to Date
                                           ---------------       ------------
         A.   Fees and Expenses:
1.  Trustee Compensation                    $    10,000          $     176,500
2.  Fees for Attorney for Trustee                     -                      -
3.  Fee for Attorney for Debtors                 63,854              1,554,826
4.  Other Professionals                          72,978              3,754,590
5.  All expenses, including Trustee                   -                      -

         B.   Distributions:
6.  Secured Creditors                                 -                      -
7.  Priority Creditors                          426,045              6,055,562
8.  Unsecured Creditors                       1,418,134             24,836,222
9.  Equity Security Holders                           -                      -
10. Other Payments or Transfers
       Merchandise and Other Payments           205,000            736,125,129
       Payroll                                  145,874             91,253,686
    Total Plan Payments
       (Sums of Lines 1-10)                 $ 2,341,885          $ 863,756,516

Summary of Status on Consummation of Plan:
-----------------------------------------

Plan payments are current:                                    Yes  X    No
                                                                  ---      ---
        If no, attach explanatory statement identifying payments not made (by creditor, amount, and date due), reason for non-payment, and an estimated date as to when payments will be brought current.

Quarterly fees due to the United States Trustee are current:  Yes  X    No
                                                                  ---      ---

Anticipated date of final report/motion for final decree:     June 30, 2005